Exhibit 99.2

April 30, 2026 Inseego Acquisition of Nokia’s Global FWA Business and Collaboration on Strategic Partnership TRANSACTION ANNOUNCEMENT:

2 Disclaimers & Other Important Information This presentation is being furnished by Inseego Corp . (“Inseego” or the “Company”) in connection with its planned acquisition (the “Proposed Transaction”) of Nokia’s global FWA business (the “Business”) . This presentation should be read in conjunction with the Company’s Current Report on Form 8 - K that will be filed with the U . S . Securities and Exchange Commission (the “SEC”) regarding the Proposed Transaction, which contains additional information regarding the Proposed Transaction, as well as the Company’s other filings with the SEC . Cautionary Note Regarding Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , which are typically identified by words or phrases such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” and other words or terms that do not relate solely to historical matters . Inseego cautions readers that any forward - looking statement is not a guarantee of future performance and that actual results may differ materially from the expectations, beliefs, estimates, and projections reflected in any forward - looking statements . Such forward - looking statements include, but are not limited to, statements about the expected benefits or timing of the Proposed Transaction, including future financial and/or operating results, statements concerning plans, objectives, goals, strategies, and other statements that are not statements of historical facts . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement with respect to the Proposed Transaction, (2) potential litigation relating to the Transaction ; (3) the inability to complete the Proposed Transaction, including due to failure to satisfy any conditions to closing ; (4) the risk that the announcement and/or consummation of the Proposed Transaction disrupts Inseego’s current plans or operations ; (5) the ability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, the potential loss of customers and/or employees of the Business, competition, and/or the ability of Inseego to grow and manage growth profitably ; (6) the risk that Inseego will not be able to integrate the Business successfully ; (7) the risk that costs savings and other anticipated synergies from the Proposed Transaction may not be realized when expected, or at all ; (8) the diversion of Inseego’s management’s time on issues related to the Proposed Transaction ; and (9) other risks and uncertainties included in documents filed or to be filed with the SEC by Inseego, which are available on Inseego’s website or on the SEC’s website at www . sec . gov . Because forward - looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward - looking statement as a prediction of future events . Any forward - looking statement speaks only as of the date on which it is made, and Inseego expressly disclaims any obligation to update or revise its forward - looking statements to reflect information, events or circumstances that arise after the date of this presentation, except as may be required by applicable law . All forward - looking statements, expressed or implied, included or made in connection with this presentation are expressly qualified in their entireties by this cautionary note . Pro Forma and Non - GAAP Financial Information The pro - forma financial and other information included in this presentation is based on management’s good faith estimates and assumptions as of the date hereof . Such information is for illustrative and informational purposes only and should not be relied upon as indicative of future results . Inseego’s independent auditors have not reviewed or performed any procedures with respect to this information for the purpose of the inclusion of such information in this presentation or for any other reason . In particular, the run - rate revenue of the Business included in this presentation is based solely on a multiple of the unaudited revenue of the Business for the first quarter of 2026 , and the pro - forma run - rate revenue in this presentation is based on the sum of such forecasted run - rate revenue of the Business and Inseego’s forecasted 2026 total revenue, based on financial guidance previously provided by Inseego, and is not necessarily indicative of Inseego’s revenues following the closing of the Proposed Transaction . In addition, this presentation contains certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including adjusted EBITDA . Such non - GAAP measures should not be considered an alternative to, or more meaningful than, the most directly comparable measure of financial performance determined in accordance with GAAP . Adjusted EBITDA, as used by us in this presentation, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies . The Company has not provided a reconciliation of any projections of adjusted EBITDA to the most directly comparable forward - looking GAAP measures because the Company is unable to predict, without unreasonable efforts, the timing and amount of items that would be included in such a reconciliation . Market Data and Statistics This presentation includes statistical and other industry and market data that Inseego obtained from industry publications and research, surveys, studies, and other similar third - party sources, as well as Inseego’s estimates based on such data and on Inseego’s internal sources . Such data and estimates involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates . Inseego believes that the information from these third - party sources is reliable ; however, Inseego has not independently verified them, makes no representation as to their accuracy or completeness, and does not undertake to update the data from such sources after the date of this presentation . Trademarks This presentation contains trademarks, service marks, trade names, and copyrights of Inseego, Nokia, and third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names, or copyrights in this presentation is not intended to, and does not imply, a relationship with Inseego or Nokia, or an endorsement or sponsorship by or of Inseego or Nokia .

3 Inseego Acquisition of Nokia’s FWA Business | Contents 1. Acquisition Overview 2. The FWA Market Opportunity 3. Snapshot of the FWA Business Being Acquired 4. Transaction Structure & Economics

4 Transaction Overview SECTION 1

5 Acquisition to Double Inseego’s Scale & Global Reach Transaction Highlights: 1. IMMEDIATE GLOBAL SCALE & TAM EXPANSION: the acquired business doubles Inseego’s revenue and catapults Inseego to be a wireless broadband leader on a global scale with strong anchor carrier customers and a robust portfolio that spans the high - growth enterprise and consumer markets. 2. COMPELLING FINANCIAL CONSTRUCT WITH PROFITABILITY BACKSTOP: agreement includes engineering & development support payments from Nokia for the first year following closing that enables investment while maintaining breakeven EBITDA of the acquired business. 3. UNIQUE & COMPELLING RELATIONSHIP WITH INDUSTRY LEADER NOKIA: Inseego & Nokia are collaborating on a partnership spanning go - to - market, joint technology innovation across 6G & AI, and alignment around long - term Inseego stockholder value creation as Nokia invests in Inseego and becomes an 11% stockholder. Transaction creates scaled and leading global wireless broadband platform positioned for long - term revenue growth and leadership at the wireless edge Inseego is acquiring Nokia’s ~ $200m run - rate global FWA business for $20m in Inseego equity, with Nokia making an additional $10m direct investment in Inseego to become an 11% stockholder, as the two companies collaborate on a unique technology innovation and go - to - market partnership. INSEEGO ACQUISITION OF NOKIA’S GLOBAL FWA BUSINESS

6 Strategic Rationale & Long - Term Value Creation Immediate Global Platform Scale x Doubles and diversifies Inseego’s revenue, scale of operations, global footprint, and customer base x Expands customer base with additional Tier - 1 global carrier relationships x Broadens product portfolio across use cases as carriers expand 5G monetization initiatives Compelling Transaction Financial Dynamics x Thoughtful transaction structure designed to support transition & provide an attractive risk - adjusted return profile for Inseego shareholders x Preserves balance sheet flexibility and aligns growth and profitability incentives x Larger Inseego platform expected to unlock broader revenue, cost and operating synergies over time Acquisition of global FWA business expands Inseego’s revenue, TAM & global footprint while adding to foundation for profitability expansion and stockholder value creation The addition of Nokia’s global FWA business transforms Inseego into one of the largest global wireless broadband platforms INSEEGO ACQUISITION OF NOKIA’S GLOBAL FWA BUSINESS

7 Broad Portfolio Across Business & Consumer Connectivity Inseego Skyus Series SMB & Mid - Market FWA Value - Tier SMB FWA NOKIA FastMile Indoor & Outdoor FWA Inseego Wavemaker FW Series Outdoor Routers Inseego Wavemaker FX Series Inseego MiFi Pro Series Mobile Routers and Hotspots Rugged and Industrial Routers INSEEGO ACQUISITION OF NOKIA’S GLOBAL FWA BUSINESS Nokia’s FWA portfolio completes Inseego’s platform across key connectivity use cases

8 □ Drive Product Engineering Synergies & New Development Model Efficient use of tech platform (SW & HW module & Cloud) & product design re - use How Inseego Plans to Drive Growth & Improve Profitability Across the Combined Platform Inseego is focused on expanding revenue and driving future profitability of the acquired business DRIVE REVENUE volume expansion • cross - portfolio synergies EXPAND PROFITABILITY supply chain scale • product efficiency • operating leverage □ Expand FWA Reach & Unlock Global Consumer TAM Drive cross - selling across combined Inseego and broad Nokia customer bases □ Expand Inseego Product Lines to New Global Customers Broaden customer penetration across consumer, enterprise, and mobility segments □ Leverage Supply Chain Scale Gives Inseego more purchasing power & operational efficiencies from larger platform □ Expand SaaS Solution Attach Across Acquired Portfolio Growth opportunity for Inseego SaaS device & network management capabilities □ Capture Scale Benefits From Operating Leverage Across Combined Platform Greater revenue scale improves fixed - cost absorption & operating efficiency Inseego’s Value Creation Plan for the Acquired FWA Business INSEEGO ACQUISITION OF NOKIA’S GLOBAL FWA BUSINESS

9 GO - TO - MARKET COLLABORATION TECHNOLOGY COLLABORATION STRATEGIC ALIGNMENT • Collaborate on existing accounts and customer expansion opportunities • Support joint engagement with global operators and strategic customers • Intend to expand Inseego’s reach to Nokia’s customer & partner ecosystem • Joint development and innovation around AI - driven connectivity, 6G, and next - generation wireless broadband networks • Planning for joint pilot programs / proof - of - concepts for key customers • Supports Inseego’s long - term technology roadmap and relevance at the wireless edge • Nokia collaborating with Inseego as a strategic leader at the wireless edge • Nokia becomes a meaningful shareholder in Inseego • Aligns both companies around long - term stockholder value creation Strategic Collaboration With Nokia Aligned Around Technology, Go - to - Market, and Stockholder Value Creation Collaboration with Nokia positions Inseego to accelerate innovation, expand global reach, and participate with leading market driver of AI - and 6G - driven network evolution INSEEGO ACQUISITION OF NOKIA’S GLOBAL FWA BUSINESS

10 The FWA Market Opportunity SECTION 2

INSEEGO ACQUISITION OF NOKIA'S GLOBAL FWA BUSINESS

# AI, 5G Evolution, and 6G Are Expanding the Wireless Broadband Opportunity

AI-driven workloads, 5G evolution, and emerging 6G investment are driving a new cycle of network demand and infrastructure investment

- ✓ **Global demand for high-performance broadband** is expanding across consumer, enterprise, industrial, and mobility use cases
- ✓ **Global 5G FWA market** projected to grow from **$48B in 2025 to $411B+ by 2032 (+38% CAGR)**[1]
- ✓ AI-driven workloads are increasing **uplink demand, latency sensitivity, and the need for more distributed network and edge architectures**
- ✓ 5G Advanced and mmWave are enabling **higher-capacity, higher-performance wireless broadband** across a broader range of applications
- ✓ 6G to drive a **step-change in network capacity**, **device density,** and **performance** over time

SOURCE: 1. Market.us Scoop (2026) 2. MarketsandMarkets, 6G Market Report (2025)

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INSEEGO ACQUISITION OF NOKIA'S GLOBAL FWA BUSINESS

# Growing Market Opportunity for Fixed & Mobile Operators

FWA enables operators to monetize 5G networks while expanding broadband access where fiber/fixed line deployment is limited or cost-prohibitive

- ✓ **5G FWA shipments are expected to reach ~47m units by 2029**, driven by accelerating global operator adoption.[1]
- ✓ **FWA is emerging as the preferred connectivity solution** given its cost advantage, rapid deployment, and improving performance.
- ✓ **Operators are deploying FWA alongside fiber and satellite**, with mmWave unlocking incremental capacity and premium use cases.
- ✓ **FWA is becoming a core pillar of operator strategy**, driving both 5G monetization and broadband expansion.

SOURCES: ABI Research, Consumer Fixed Wireless Access 2Q 2025, ABI Research, Enterprise Fixed Wireless Access 2Q 2025

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13 Snapshot of the FWA Business Being Acquired SECTION 3

INSEEGO ACQUISITION OF NOKIA'S GLOBAL FWA BUSINESS

# The Nokia FWA Business at a Glance

Connects high-growth, underpenetrated markets with next-gen wireless broadband solutions

## OVERVIEW

- ✓ Leader in delivering **fiber-like wireless broadband**, winning in markets where fiber deployment is less practical
- ✓ Strong position in the **growing FWA market** with **long-term global expansion opportunity**
- ✓ Broad product portfolio spanning **indoor, outdoor, and next-gen wireless solutions**
- ✓ Recent innovation in **mmWave** expands **higher-growth** opportunities and supports **margin expansion** over time

## KEY STATS

**~$200m**
Revenue Run Rate
(Based on Q1 2026 unaudited results)

**Top 3**
Global FWA Player

**100+**
Customers Deployments

## WORKING WITH SOME OF THE LARGEST SERVICE PROVIDERS

BHARTI airtel

ROGERS

nbn™

orange™

eolo

Telia Company

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INSEEGO ACQUISITION OF NOKIA’S GLOBAL FWA BUSINESS

# Nokia’s Global FWA Portfolio Expands Inseego’s Platform and International Reach

Adds global scale across indoor, outdoor, mmWave, and device software capabilities







### Indoor

- Self-install indoor FWA devices for strong-signal environments
- Integrated software supports setup, optimization, and remote management
- Supports both consumer and business deployment models

### Outdoor

- Extends coverage where indoor signal is insufficient
- Enables higher performance across broader deployment environments
- Critical for global carrier FWA rollouts

### mmWave

- Enables multi-gigabit speeds and targeted capacity expansion
- Supports higher-performance enterprise and dense urban use cases
- Extends next-generation wireless broadband capabilities

### DEVICE SOFTWARE

- Highly-scalable embedded FWA operating system and application layer across devices (“HomeOS”)
- Enables setup, optimization, remote management, analytics, and feature deployment

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16 A Transformational Milestone for Inseego INSEEGO ACQUISITION OF NOKIA’S GLOBAL FWA BUSINESS

17 Transaction Structure & Economics SECTION 4

INSEEGO ACQUISITION OF NOKIA'S GLOBAL FWA BUSINESS

# Compelling Transaction Structure & Economics

Transaction structure designed to support Adjusted EBITDA stability during first-year investment and transition while aligning for growth and long-term profitability expansion

| TRANSACTION STRUCTURE | TRANSITION SUPPORT & ENGINEERING MIGRATION | LONG-TERM ALIGNMENT |
|---|---|---|
| ❑ **Asset purchase** structure<br>❑ Aggregate consideration: **$20m** consisting of:<br>• **$15m** in Inseego common stock issued to Nokia<br>• **$5m** in warrants issued to Nokia<br>❑ Nokia to make **additional $10m cash investment** in Inseego common stock & warrants<br>❑ 50% of shares & warrants locked-up for one year, remaining 50% locked-up for two years | ✓ Coordinated work to drive improving efficiency and **profitability over time**<br>✓ Interim support structure consisting of Nokia quarterly cash payments to Inseego designed to backstop the acquired business at **EBITDA break-even** during the first year post-closing, capped at an aggregate total payment of **$38 million**<br>✓ Engineering, customer continuity and general **transition services** to be provided through robust 1-year service arrangements | ✓ Growth and profitability alignment through **profit-sharing arrangement** in years 2 and 3 following closing<br>✓ Aligns Inseego and Nokia around **long-term stockholder value creation** |

***Expect to close transaction in Q4 2026, subject to customary closing conditions***

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INSEEGO ACQUISITION OF NOKIA'S GLOBAL FWA BUSINESS

# Early Snapshot of Combined Profile & Platform at Scale

Inseego's acquisition of Nokia's global FWA business expands Inseego's revenue base and global footprint while driving long-term profitability stockholder value creation

| | INSEEGO TODAY | + FWA BUSINESS BEING ACQUIRED | = INSEEGO PRO FORMA PROFILE |
|---|---|---|---|
| **ANNUAL REVENUE** | ~$190m (2026 GUIDANCE ISSUED ON FEB 19, 2026) | ~$200m revenue run rate (Based on Q1 2026 unaudited results) | ~$400m pro forma revenue profile |
| **GEOGRAPHIC FOOTPRINT** | North America | Global, predominantly Asia-Pac and EMEA | Global footprint |
| **CUSTOMERS** | US Tier-1 carriers & channel partners | Tier-1 and regional operators across key markets | Expanded global customer base across operators and use cases |
| **PRODUCT PORTFOLIO** | Micro/SMB through enterprise to industrial/IoT FWA; mobile hotspot | Indoor and outdoor consumer FWA | Scaled global wireless broadband platform spanning FWA and mobile |

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20 Key Transaction Takeaways x Positions Inseego as scaled global wireless broadband platform leader x Expands platform breadth across consumer, enterprise, and mobile connectivity, creating one of the industry’s most comprehensive wireless broadband product portfolios x Establishes unique strategic collaboration with Nokia focused on go - to - market collaboration and joint innovation in 6G, AI & next - gen wireless broadband networks x Transaction structured to support acquired business at EBITDA break - even in first year x Larger platform expected to unlock revenue, cost & operating synergies over time x Nokia investing additional $10m into Inseego and becoming 11% stockholder The acquisition transforms Inseego into a global wireless broadband platform positioned for long - term growth & stockholder value creation INSEEGO ACQUISITION OF NOKIA’S GLOBAL FWA BUSINESS